USALLIANZ VIP TRUST        485BPOSb      5-1-02                     Exhibit 17b





Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable annuity or life insurance contract.

This Prospectus must be accompanied or preceded by a current prospectus for the variable annuity contracts or variable life insurance policies that invest in the Funds.

                                   QUESTIONS?
                         Call toll free 1-877-833-7113
                       or your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                          USALLIANZ VARIABLE INSURANCE
                                 PRODUCTS TRUST

                     USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND

                     USAZ ALLIANCE CAPITAL TECHNOLOGY FUND


                     USAZ TEMPLETON DEVELOPED MARKETS FUND

                  USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND

                          USAZ VAN KAMPEN GROWTH FUND

                          USAZ PIMCO RENAISSANCE FUND
                             USAZ PIMCO VALUE FUND

                      USAZ VAN KAMPEN EMERGING GROWTH FUND


                (FORMERLY KNOWN AS "USAZ AMERICAN GROWTH FUND")


                         USAZ VAN KAMPEN COMSTOCK FUND
                       USAZ PIMCO GROWTH AND INCOME FUND
                     USAZ VAN KAMPEN GROWTH AND INCOME FUND
                  USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND
                           USAZ AIM BASIC VALUE FUND
                            USAZ AIM BLUE CHIP FUND
                     USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
                       USAZ AIM INTERNATIONAL GROWTH FUND

                     USAZ OPPENHEIMER EMERGING GROWTH FUND


                             USAZ MONEY MARKET FUND


                  (FORMERLY KNOWN AS "AZOA MONEY MARKET FUND")


                                   PROSPECTUS
                                  MAY 1, 2002



                                   USALLIANZ
                         ADVISERS, LLC (THE "MANAGER")

                            ALLIANZ OF AMERICA, INC.
                                (THE "ADVISER")

                                                              TABLE OF CONTENTS


                                                      RISK/RETURN SUMMARY; INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                                                      STRATEGIES, PRINCIPAL INVESTMENT RISKS AND PERFORMANCE INFORMATION

                                            [ICON]
Carefully review this important                       OVERVIEW....................................................        3
section, which summarizes each                        USAZ Van Kampen Aggressive Growth Fund......................      4-5
Fund's investments, strategies                        USAZ Alliance Capital Technology Fund.......................      6-7
and risks.                                            USAZ Templeton Developed Markets Fund.......................      8-9
                                                      USAZ Alliance Capital Large Cap Growth Fund.................    10-11
                                                      USAZ Van Kampen Growth Fund.................................    12-13
                                                      USAZ PIMCO Renaissance Fund.................................    14-15
                                                      USAZ PIMCO Value Fund.......................................    16-17
                                                      USAZ Van Kampen Emerging Growth Fund........................    18-19
                                                      USAZ Van Kampen Comstock Fund...............................    20-21
                                                      USAZ PIMCO Growth and Income Fund...........................    22-24
                                                      USAZ Van Kampen Growth and Income Fund......................    25-26
                                                      USAZ Alliance Capital Growth and Income Fund................    27-28
                                                      USAZ AIM Basic Value Fund...................................    29-30
                                                      USAZ AIM Blue Chip Fund.....................................    31-32
                                                      USAZ AIM Dent Demographic Trends Fund.......................    33-34
                                                      USAZ AIM International Growth Fund..........................    35-36
                                                      USAZ Oppenheimer Emerging Growth Fund.......................    37-38
                                                      USAZ Money Market Fund......................................    39-40
                                                      MORE ABOUT THE FUNDS........................................       41
                                                      Temporary Defensive Positions...............................       41
                                                      Portfolio Turnover..........................................       41
                                                      Principal Risks Table.......................................       42
                                                      Foreign and Emerging Markets Risks..........................       43
                                                      Derivative Instruments Risks................................       43

                                                      FUND MANAGEMENT

                                            [ICON]
Review this section for details on                    The Manager.................................................       44
the people and organizations who                      The Adviser.................................................       46
oversee the Funds.                                    Fees........................................................       47
                                                      Portfolio Managers of the Adviser...........................       49
                                                      Portfolio Managers of the Specialist Managers...............       49
                                                      The Administrator and Distributor...........................       52

                                                      SHAREHOLDER INFORMATION

                                            [ICON]
Review this section for details on                    Pricing of Fund Shares......................................       53
how shares are valued, how to                         Purchase and Redemption of Shares...........................       53
purchase, sell and exchange shares, related           Distribution (12b-1) Fees...................................       54
charges and payments of dividends                     Dividends, Distributions and Taxes..........................       54
and distributions.

                                                      FINANCIAL HIGHLIGHTS

                                            [ICON]
Review this section for details on                    Financial Highlights........................................       55
selected financial highlights of
the Funds.

                                                      BACK COVER

                                            [ICON]
                                                      Where to Learn More About USAllianz VIP Funds

                   [ICON]
  OVERVIEW                                            USALLIANZ VIP FUNDS



   The USAllianz Variable Insurance Products Trust (the "USAllianz VIP Funds") offers 18 separate investment portfolios (collectively, the "Funds" and each individually, a "Fund"). Of these, 17 are managed by USAllianz Advisers, LLC (the "Manager") which in turn has retained certain money management organizations (the "Specialist Managers") to make investment decisions on behalf of the Funds. The Manager selected each Specialist Manager based on the Specialist Manager's experience with the investment strategy for which it was selected. The remaining Fund has Allianz of America, Inc (the "Adviser" or "AZOA") as its investment adviser. AZOA and the Manager are affiliated. Set forth below are the Funds and the corresponding Specialist Manager or Adviser. The USAllianz VIP Funds provide an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies affiliated with the Manager and AZOA.



                              FUND                                           SPECIALIST MANAGER OR ADVISER
    ------------------------------------------------------------------------------------------------------------------
     USAZ Van Kampen Growth and Income Fund,                      Van Kampen Asset Management Inc. (Specialist
     USAZ Van Kampen Comstock Fund and                            Manager)
     USAZ Van Kampen Emerging Growth Fund
    ------------------------------------------------------------------------------------------------------------------
     USAZ Van Kampen Aggressive Growth Fund and                   Van Kampen Investment Advisory Corp. (Specialist
     USAZ Van Kampen Growth Fund                                  Manager)
    ------------------------------------------------------------------------------------------------------------------
     USAZ Alliance Capital Large Cap Growth Fund,                 Alliance Capital Management L.P. (Specialist
     USAZ Alliance Capital Technology Fund and                    Manager)
     USAZ Alliance Capital Growth and Income Fund
    ------------------------------------------------------------------------------------------------------------------
     USAZ PIMCO Renaissance Fund,                                 Allianz Dresdner Asset Management of America L.P.
     USAZ PIMCO Value Fund and                                    (formerly PIMCO Advisors L.P.) (Specialist Manager)
     USAZ PIMCO Growth and Income Fund                            (The Specialist Manager is an affiliate of the
                                                                  Manager and the Adviser)
    ------------------------------------------------------------------------------------------------------------------
     USAZ Templeton Developed Markets Fund                        Templeton Investment Counsel, LLC (Specialist
                                                                  Manager)
    ------------------------------------------------------------------------------------------------------------------
     USAZ AIM Basic Value Fund,                                   A I M Capital Management, Inc. (Specialist Manager)
     USAZ AIM Blue Chip Fund,                                     As to the USAZ AIM Dent Demographic Trends Fund,
     USAZ AIM International Growth Fund and                       H.S. Dent Advisors, Inc. serves as the
     USAZ AIM Dent Demographic Trends Fund                        Sub-Sub-Advisor.
    ------------------------------------------------------------------------------------------------------------------
     USAZ Oppenheimer Emerging Growth Fund                        OppenheimerFunds, Inc. (Specialist Manager)
    ------------------------------------------------------------------------------------------------------------------
     USAZ Money Market Fund                                       AZOA (Adviser)
    ------------------------------------------------------------------------------------------------------------------


   Certain of the Funds may have similar names and investment objectives to other mutual funds managed by one of the Specialist Managers. However, the asset size and portfolio composition of a Fund may be different from those of the similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Other Funds may be added or deleted from USAllianz VIP Funds from time to time.

   The following is a summary of certain key information that describes each Fund's objectives, principal investment strategies, principal investment risks and certain performance information.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
                               INFORMATION




                           USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND


                                          The Fund's investment objective is capital growth. This
    INVESTMENT OBJECTIVE AND              objective may be changed by the Trustees of the Fund without
    PRINCIPAL INVESTMENT STRATEGIES       shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Specialist Manager believes have an above-average potential for capital growth.
                                          In selecting securities for investment, the Fund focuses
                                          primarily on equity securities of small- and medium-sized
                                          companies, although the Fund may invest its assets in securities of large-sized companies that the Specialist Manager believes have an above-average potential for capital growth. Under
                                          current market conditions, the Fund's Specialist Manager
                                          generally defines small- and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Standard & Poor's MidCap 400 Index
                                          (which consists of companies in the capitalization range of approximately $200 million to $10.5 billion as of December 31,
                                          2001).
                                          The Fund's primary approach is to seek what the Fund's
                                          Specialist Manager believes to be attractive growth
                                          opportunities on an individual company basis. The Fund's
                                          Specialist Manager uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund focuses on those companies that exhibit rising earnings expectations or rising valuations. In selecting securities for investment, the
                                          Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.
                                          The Fund does not limit its investments to any single group or type of security. The Fund may invest in securities involving special circumstances, such as initial public offerings,
                                          companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual
                                          developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.
                                          The Fund generally sells securities when earnings expectations or valuations flatten or decline. Other factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the
                                          relative market performance or appreciation possibilities
                                          offered by individual securities and other circumstances bearing on the desirability of a given investment.
                                          The Fund may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The
                                          Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION



                           USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
                           CONTINUED

                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add an aggressive growth component to your
                                              portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with investing in small- and
                                              mid-cap growth stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ ALLIANCE CAPITAL TECHNOLOGY FUND


                                          The Fund's investment objective is growth of capital. Current
    INVESTMENT OBJECTIVE AND              income is incidental to the Fund's objective. This objective may
    PRINCIPAL INVESTMENT STRATEGIES       be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in securities of technology companies. Technology companies are companies expected to
                                          benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).
                                          Within this investment framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. The Fund normally will have
                                          substantially all its assets invested in equity securities, and may also invest in debt securities offering an opportunity for price appreciation. The Fund invests in listed and unlisted securities, in well-known and established securities and in new and unseasoned companies. The Fund may invest up to 25% of its total assets in foreign securities.
                                          In managing the Fund, the Specialist Manager will select
                                          companies based on bottom-up fundamental research. These
                                          companies are considered to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.
                                          The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)
    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Industry Sector Risk: The Fund is subject to risks
                                              associated with the technology sector. Competition among
                                              technology companies may result in increasingly aggressive pricing of their products and services, which may negatively affect the profitability of companies in the technology
                                              sector. Products or services developed by companies in the
                                              Fund's portfolio may become rapidly obsolete or have
                                              relatively short product cycles. In addition, the Fund's
                                              investments in stocks of smaller, less seasoned technology companies tend to be more volatile than those representative of the overall market. Because these factors could have a
                                              significant effect on the Fund's net asset value, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related
                                              companies.
                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
                           CONTINUED

                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign Risk and Derivative
                                          Instruments Risk, see "More About the Funds."
    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a technology stock component to your
                                              portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with technology stocks as well as investments involving venture-backed companies
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]


                           USAZ TEMPLETON DEVELOPED MARKETS FUND


                                          The Fund's investment objective is long-term capital
                                          appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its
                                          objective, the Fund normally invests at least 80% of its net assets in equity securities of companies located in any
                                          developed country outside the U.S. The Specialist Manager will
    INVESTMENT OBJECTIVE AND              consider for investment companies located in the following
    PRINCIPAL INVESTMENT STRATEGIES       areas: Western Europe, Australia, Canada, New Zealand, Hong
                                          Kong, Japan, Bermuda and Singapore. At least 65% of the Fund's total assets will be invested in issuers located in at least three countries. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American,
                                          European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund may invest a portion of its assets in smaller companies.
                                          When choosing equity investments for this Fund, the Specialist
                                          Manager applies a "bottom up", value-oriented, long-term
                                          approach, focusing on the market price of a company's securities relative to the Specialist Manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The
                                          Specialist Manager also considers a company's price/earnings ratio, profit margins and liquidation value.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Foreign Risk: Because the Fund invests substantially in
                                              securities of foreign issuers, it is subject to risks not
                                              usually associated with owning securities of U.S. issuers.
                                              These include risks related to different accounting, legal and disclosure standards, different trading markets and
                                              practices, and trading in different currencies.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.
                                          -   Capitalization Risk: Because the Fund invests substantially in small or mid-capitalization companies, it will have
                                              capitalization risk. These companies present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large
                                              capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines
                                              during periods of generally declining stock prices.
                                          For more information about Foreign Risk and Derivative
                                          Instruments Risk, see "More About the Funds."

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ TEMPLETON DEVELOPED MARKETS FUND

                           CONTINUED

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add an international stock, value investment to your portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with investing in foreign
                                              stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income
    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND


                                          The Fund's investment objective is long term growth of capital, which it pursues by investing predominantly in the equity
                                          securities of a limited number of large, high-quality U.S.
                                          companies that are judged likely to achieve superior earnings growth. This objective may be changed by the Trustees of the
                                          Fund without shareholder approval. The Fund normally invests at
    INVESTMENT OBJECTIVE AND              least 80% of its total assets in common stocks and other equity
    PRINCIPAL INVESTMENT STRATEGIES       securities of U.S. companies with market capitalizations of at least $5 billion at the time of investment. Normally, about
                                          40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The
                                          Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of companies.
                                          The Specialist Manager's investment strategy for the Fund
                                          emphasizes stock selection and investment in the securities of a limited number of issuers. The Specialist Manager relies upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior
                                          earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.
                                          During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.
                                          Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more
                                          conservative, gradually increasing the number of companies represented in its portfolio. The Specialist Manager thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets, relative to the market's performance.
                                          The Specialist Manager expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range of the average market capitalization of companies included in the Standard and Poor's 500 Composite Stock Price
                                          Index (the "S&P 500(R) Stock Index"). The Fund may invest up to
                                          20% of its total assets in securities of foreign issuers and 20%
                                          of its total assets in convertible securities.
                                          The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

                                          The price per share of the Fund will fluctuate with changes in
    PRINCIPAL INVESTMENT RISKS            value of the investments held by the Fund. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the
                                          following general risks:

                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND
                           CONTINUED

                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign Risk and Derivative
                                          Instruments Risk, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a large capitalization component to your
                                              portfolio
                                          -   Seeking long-term growth of capital and are willing to
                                              accept the higher volatility associated with investing in
                                              growth stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ VAN KAMPEN GROWTH FUND


                                          The Fund's investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks and other equity securities of growth companies. The Fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities. The Fund's primary approach is to seek what the
                                          Fund's Specialist Manager believes to be unusually attractive growth investments on an individual company basis based on a
    INVESTMENT OBJECTIVE AND              combination of positive future business fundamentals and
    PRINCIPAL INVESTMENT STRATEGIES       attractive current valuations. By the Specialist Manager's definition, a growth company with positive future business fundamentals has at least one of the following traits:
                                          consistent earnings growth; accelerating earnings growth; better than expected business fundamentals; or an underlying change in a company, industry or regulatory environment. The Fund may invest in cyclical industries when the Fund's Specialist Manager believes such industries are in or are entering into a growth cycle and have above-average potential for capital growth. The
                                          Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.
                                          The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and
                                          techniques, limited or cyclical product lines, markets or
                                          resources, or unusual developments, such as mergers,
                                          liquidations, bankruptcies or leveraged buyouts. The Fund may invest up to 25% of its total assets in securities of foreign issuers.
                                          The Fund generally sells securities when the Specialist
                                          Manager's assessments of the capital growth potential of such securities materially change. Other factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the
                                          relative market performance or appreciation possibilities
                                          offered by individual securities and other circumstances bearing on the desirability of a given investment.
                                          The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions").
    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ VAN KAMPEN GROWTH FUND
                           CONTINUED

                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a growth component to your portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with investing in growth stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ PIMCO RENAISSANCE FUND


                                          The Fund's investment objective is long-term growth of capital
    INVESTMENT OBJECTIVE AND              and income. This objective may be changed by the Trustees of the
    PRINCIPAL INVESTMENT STRATEGIES       Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the
                                          Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.
                                          The Specialist Manager selects stocks for the Fund using a
                                          "value" style. The Specialist Manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of
                                          management and competitive position, are expected to improve.
                                          The Specialist Manager determines valuation based on
                                          characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The Specialist Manager analyzes stocks and seeks to identify the key drivers of financial
                                          results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The Specialist Manager looks to sell a stock when it believes that the company's
                                          business fundamentals are weakening or when the stock's
                                          valuation has become excessive.
                                          The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its total assets in foreign securities, except that it may invest without limit in
                                          American Depository Receipts (ADRs).
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.
                                          -   Capitalization Risk: Because the Fund invests significantly in mid-capitalization companies, it will have capitalization risk. These companies may present additional risk because
                                              they have less predictable earnings, more volatile share
                                              prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of
                                              generally declining stock prices.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]



                           USAZ PIMCO RENAISSANCE FUND
                           CONTINUED


    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a mid-cap value stock component to your
                                              portfolio
                                          -   Seeking long-term growth of capital and income and are
                                              willing to accept the risks associated with investing in
                                              mid-cap value stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ PIMCO VALUE FUND


                                          The Fund's investment objective is long-term growth of capital
    INVESTMENT OBJECTIVE AND              and income. This objective may be changed by the Trustees of the
    PRINCIPAL INVESTMENT STRATEGIES       Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.
                                          To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.
                                          The Specialist Manager selects stocks for the Fund using a
                                          "value" style. The Specialist Manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The Specialist Manager analyzes stocks and seeks to identify the key drivers of financial
                                          results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The Specialist Manager looks to sell a stock when it believes that the company's
                                          business fundamentals are weakening or when the stock's
                                          valuation has become excessive.
                                          The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its total assets in foreign securities, except that it may invest without limit in
                                          ADRs.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -    Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                               market and economic conditions. Stock prices may decline
                                               over short or even extended periods. Stocks are more
                                               volatile and riskier than some other forms of investment,
                                               such as short-term, high-grade fixed income securities.
                                          -    Selection Risk: Selection risk is the chance that poor
                                               security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -    Value Stocks: A "value" style of investing emphasizes
                                               undervalued companies with characteristics for improved
                                               valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                               "value" equity securities are less than returns on other
                                               styles of investing or the overall stock markets.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ PIMCO VALUE FUND
                           CONTINUED

                                          -   Capitalization Risk: Because the Fund invests in
                                              mid-capitalization companies, it will have capitalization
                                              risk. These companies may present additional risk because
                                              they have less predictable earnings, more volatile share
                                              prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of
                                              generally declining stock prices.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a mid to large cap, value component to your portfolio
                                          -   Seeking long-term growth of capital and income and are
                                              willing to accept the risks associated with investing in mid to large cap value stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]


                           USAZ VAN KAMPEN EMERGING GROWTH FUND


                                          The Fund's investment objective is long-term capital
                                          appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its
                                          objective, the Fund normally invests at least 65% of its total
    INVESTMENT OBJECTIVE AND              assets in common stocks of emerging growth companies. The Fund
    PRINCIPAL INVESTMENT STRATEGIES       may invest up to 25% of its total assets in foreign securities
                                          (not including ADRs, ADSs, or U.S. dollar-denominated securities of foreign issuers but including emerging market securities).
                                          The Fund may also use derivative instruments, such as options and futures.
                                          The Specialist Manager will consider selling securities when it determines that such securities would no longer meet its
                                          criteria for purchase or when alternative investments become more attractive.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]




                           USAZ VAN KAMPEN EMERGING GROWTH FUND
                           CONTINUED


    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking long-term capital appreciation and willing to accept higher volatility associated with investing in growth stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ VAN KAMPEN COMSTOCK FUND


                                          The Fund's investment objective is to seek capital growth and
    INVESTMENT OBJECTIVE AND              income through investing in equity securities, including common
    PRINCIPAL INVESTMENT STRATEGIES       stocks, preferred stocks and convertible securities. This
                                          objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.
                                          The Fund emphasizes a "value" style of investing in seeking well-established, undervalued companies. The Fund's Specialist
                                          Manager generally seeks to identify companies that are
                                          undervalued and have identifiable factors that might lead to improved valuation. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium- or large-capitalization companies.
                                          The Fund may dispose of a security whenever, in the opinion of the Fund's Specialist Manager, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an
                                          individual security, change in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.
                                          The Fund may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The
                                          Fund may purchase or sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ VAN KAMPEN COMSTOCK FUND
                           CONTINUED

                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add a value stock component to your portfolio
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full year's performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ PIMCO GROWTH AND INCOME FUND


                                          The Fund's investment objective is long-term growth of capital;
                                          current income is a secondary objective. This objective may be changed by the Trustees of the Fund without shareholder
                                          approval.
                                          The Fund seeks to achieve its investment objective by normally investing at least 65% of its total assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its total assets in securities selected for their growth potential.
                                          The Fund will normally invest at least 25% of its total assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts
                                          (REITs).
                                          When selecting securities for the Fund's "growth" segment, the
                                          Specialist Manager seeks to identify companies with well-defined
                                          "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the
                                          Specialist Manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's Specialist
                                          Manager may choose to sell a stock in the "growth" segment when it believes that the company's earnings will be disappointing or that market sentiment on the company will turn negative. The
                                          Specialist Manager will also consider selling a stock if the company does not meet the Specialist Manager's estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.
                                          When selecting securities for the Fund's "income" segment, the
                                          Specialist Manager seeks to identify "value"-type companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500(R) Stock Index. The Specialist Manager may replace an "income" security when another security with a similar risk-to-reward profile offering either better potential for capital appreciation or a higher yield than the Fund's
    INVESTMENT OBJECTIVE AND              current holding. To achieve its income objective, the Fund may
    PRINCIPAL INVESTMENT STRATEGIES       also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its total assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by
                                          Standard & Poor's Rating Services ("S&P") or Moody's Investors
                                          Service, Inc. ("Moody's") or, if unrated, determined by the
                                          Specialist Manager to be of comparable quality.
                                          The Fund may invest up to 15% of its total assets in foreign securities, except that it may invest without limit in ADRs.
                                          (See "More About the Funds -- Temporary Defensive Positions".)
    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ PIMCO GROWTH AND INCOME FUND
                           CONTINUED

                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.
                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Credit Risk: Credit risk is the chance that a bond issuer
                                              will fail to repay interest and principal in a timely
                                              manner, reducing the Fund's return. Also, an issuer may
                                              suffer adverse changes in financial condition that could
                                              lower the credit quality and liquidity of a security,
                                              leading to greater volatility in the price of the security and the Fund's shares.
                                          -   Security Quality Risk: The Fund may invest in high yield,
                                              high risk debt securities and unrated securities of similar quality. These lower quality securities have speculative
                                              characteristics and are more volatile and are more
                                              susceptible to credit risk than investment grade securities.
                                              Issuers of high yield bonds also may be more vulnerable to changes in the economy or to interest rate changes that
                                              might affect their ability to repay debt.
                                          -   Interest Rate Risk: Interest rate risk is the chance that
                                              the value of the bonds the Fund holds will decline due to
                                              rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also
                                              affected by its maturity. Bonds with longer maturities
                                              generally have greater sensitivity to changes in interest
                                              rates.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]



                           USAZ PIMCO GROWTH AND INCOME FUND
                           CONTINUED

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking income and growth of capital
                                          -   Pursuing a balanced approach to investments in both growth-
                                              and income-producing securities and willing to accept the
                                              risks associated with investing in mid to large cap stocks
                                          This Fund will not be appropriate for someone:
                                          -   Pursuing an aggressive high growth investment strategy
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]


                           USAZ VAN KAMPEN GROWTH AND INCOME FUND


                                          The Fund's investment objective is income and long-term growth of capital. This objective may be changed by the Trustees of the
                                          Fund without shareholder approval.
                                          The Fund normally invests at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated
                                          "investment grade," which are securities rated within the four highest grades assigned by S&P or by Moody's.
                                          In selecting securities for investment the Fund will focus primarily on the security's potential for income and capital growth. The Fund's Specialist Manager may focus on larger
                                          capitalization companies which it believes possess
                                          characteristics for improved valuation. The Fund's Specialist
                                          Manager looks for "value"-type catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock
    INVESTMENT OBJECTIVE AND              price appreciation of the change taking place at the company.
    PRINCIPAL INVESTMENT STRATEGIES       Although focusing on larger capitalization companies, the Fund may invest in securities of small- or medium-sized companies.
                                          The Fund may dispose of a security whenever, in the opinion of the Fund's Specialist Manager, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an
                                          individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.
                                          The Fund may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities. The
                                          Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for hedging and cash management purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)
    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]

                           USAZ VAN KAMPEN GROWTH AND INCOME FUND
                           CONTINUED

                                          -   Capitalization Risk: To the extent the Fund invests in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because
                                              they have less predictable earnings, more volatile share
                                              prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of
                                              generally declining stock prices.
                                          -   Credit Risk: Credit risk is the chance that a bond issuer
                                              will fail to repay interest and principal in a timely
                                              manner, reducing the Fund's return. Also, an issuer may
                                              suffer adverse changes in financial condition that could
                                              lower the credit quality and liquidity of a security,
                                              leading to greater volatility in the price of the security and the Fund's shares.
                                          -   Interest Rate Risk: Interest rate risk is the chance that
                                              the value of the bonds the Fund holds will decline due to
                                              rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also
                                              affected by its maturity. Bonds with longer maturities
                                              generally have greater sensitivity to changes in interest
                                              rates.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking income and growth of capital
                                          -   Pursuing a balanced approach to "value" investments in both growth- and income-producing securities
                                          This Fund will not be appropriate for someone:
                                          -   Pursuing an aggressive high growth investment strategy
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND


                                          The Fund's investment objective is long-term growth of capital.
                                          This objective may be changed by the Trustees of the Fund
                                          without shareholder approval.
                                          The Fund normally invests at least 65% of its total assets in dividend-paying common stocks of large capitalization, well established, "blue chip" companies; although investments are
    INVESTMENT OBJECTIVE AND              also made in convertible securities and fixed income securities
    PRINCIPAL INVESTMENT STRATEGIES       rated "investment grade," which are securities rated within the four highest grades assigned by S&P or by Moody's. The Fund may also invest in securities of foreign issuers including those of emerging markets.
                                          The Fund may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also may purchase and sell certain derivative instruments, such as futures and options on futures, for hedging purposes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)
    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market and economic conditions. Stock prices may decline
                                              over short or even extended periods. Stocks are more
                                              volatile and riskier than some other forms of investment,
                                              such as short-term, high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.
                                          -   Credit Risk: Credit risk is the chance that a bond issuer
                                              will fail to repay interest and principal in a timely
                                              manner, reducing the Fund's return. Also, an issuer may
                                              suffer adverse changes in financial condition that could
                                              lower the credit quality and liquidity of a security,
                                              leading to greater volatility in the price of the security and the Fund's shares.
                                          -   Interest Rate Risk: Interest rate risk is the chance that
                                              the value of the bonds the Fund holds will decline due to
                                              rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also
                                              affected by its maturity. Bonds with longer maturities
                                              generally have greater sensitivity to changes in interest
                                              rates.
                                          -   Foreign and Emerging Markets Risks: Because the Fund may own
                                              securities of foreign issuers, it may be subject to risks
                                              not usually associated with owning securities of U.S.
                                              issuers. In addition, investments in emerging markets, which the Fund is permitted to make, present greater risk than
                                              investing in foreign issuers generally.
                                          -   Derivative Instruments Risk: Because the Fund is permitted to invest in certain derivative instruments whose value
                                              depends on (or is derived from) the value of an underlying instrument, index or asset, it is subject to risks not
                                              associated with direct investments in such instruments,
                                              indexes or assets.
                                          For more information about Foreign and Emerging Markets Risks and Derivative Instruments Risk, see "More About the Funds."

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON



                           USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND
                           CONTINUED


    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking growth of capital
                                          -   Pursuing a balanced approach to "value" investments in both growth- and income-producing securities
                                          This Fund will not be appropriate for someone:
                                          -   Pursuing an aggressive high growth investment strategy
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ AIM BASIC VALUE FUND


    INVESTMENT OBJECTIVE AND              The Fund's investment objective is long-term growth of capital.
    PRINCIPAL INVESTMENT STRATEGIES       This objective may be changed by the Trustees of the Fund
                                          without shareholder approval.
                                          The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S.
                                          issuers that have market capitalizations of greater than $500 million and that the Specialist Manager believes to be
                                          undervalued in relation to long-term earning power or other factors.
                                          The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S.
                                          issuers. The Fund may also invest up to 25% of its total assets in foreign securities.
                                          In selecting investments, the Specialist Manager seeks to
                                          identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The Specialist Manager allocates investments among fixed-income securities based on its views as to the best values then available in the marketplace. The Specialist Manager considers whether to sell a particular security when any of those factors materially changes.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market conditions. Stock prices may decline over short or
                                              even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term,
                                              high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Value Stocks: A "value" style of investing emphasizes
                                              undervalued companies with characteristics for improved
                                              valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                              "value" equity securities are less than returns on other
                                              styles of investing or the overall stock markets.
                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.
                                          -   Credit Risk: Credit risk is the chance that a bond issuer
                                              will fail to repay interest and principal in a timely
                                              manner, reducing the Fund's return. Also, an issuer may
                                              suffer adverse changes in financial condition that could
                                              lower the credit quality and liquidity of a security,
                                              leading to greater volatility in the price of the security and the Fund's shares.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ AIM BASIC VALUE FUND

                           CONTINUED

                                          -   Interest Rate Risk: Interest rate risk is the chance that
                                              the value of the bonds the Fund holds will decline due to
                                              rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also
                                              affected by its maturity. Bonds with longer maturities
                                              generally have greater sensitivity to changes in interest
                                              rates.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking growth of capital
                                          -   Pursuing an approach to "value" investments in equity
                                              securities
                                          This Fund will not be appropriate for someone:
                                          -   Pursuing an aggressive high growth investment strategy
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.
                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON


                           USAZ AIM BLUE CHIP FUND


    INVESTMENT OBJECTIVE AND              The Fund's primary investment objective is long-term growth of
    PRINCIPAL INVESTMENT STRATEGIES       capital with a secondary objective of current income. These objectives may be changed by the Trustees of the Fund without shareholder approval.
                                          The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets in securities of blue chip
                                          companies. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded
                                          companies listed in the United States) with leading market positions and which possess strong financial characteristics, as described below:
                                          -   MARKET CHARACTERISTICS -- Companies which occupy (or in
                                              Specialist Manager's judgment have the potential to occupy)
                                              leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified
                                              within an industry as those companies which have (i)
                                              superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an
                                              industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.
                                          -   FINANCIAL CHARACTERISTICS -- Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong
                                              cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.
                                          In complying with the 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are
                                          investments that have economic characteristics similar to the
                                          Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Specialist Manager will consider whether to sell a particular security when it believes the security no longer has the financial and market characteristics described above. When the Specialist Manager believes securities other than marketable equity securities offer the opportunity for long-term growth of capital and
                                          current income, the Fund may invest in United States government securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market conditions. Stock prices may decline over short or
                                              even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term,
                                              high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ AIM BLUE CHIP FUND

                           CONTINUED

                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking growth of capital
                                          This Fund will not be appropriate for someone:
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.

                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON


                           USAZ AIM DENT DEMOGRAPHIC TRENDS FUND


    INVESTMENT OBJECTIVE AND              The Fund's investment objective is long-term growth of capital.
    PRINCIPAL INVESTMENT STRATEGIES       This objective may be changed by the Trustees of the Fund
                                          without shareholder approval.
                                          The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing
                                          demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The Fund may also invest up to 25% of its total assets in foreign securities.
                                          The Specialist Manager purchases securities of companies that have experienced, or that it believes have the potential for, above-average, long-term growth in revenues and earnings. The
                                          Specialist Manager considers whether to sell a particular
                                          security when it believes the security no longer has that
                                          potential.
                                          H.S. Dent Advisors, Inc., acts as a Sub-Sub-advisor to the Fund for the purpose of providing the Specialist Manager with
                                          macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market
                                          capitalization recommendations for the Fund.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

                                          The price per share of the Fund will fluctuate with changes in
    PRINCIPAL INVESTMENT RISKS            value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund may not achieve its objective if the Specialist Manager does not correctly identify changing demographic, economic or lifestyle trends or the companies that will benefit from such trends. In addition, the Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market conditions. Stock prices may decline over short or
                                              even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term,
                                              high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Capitalization Risk: To the extent the Fund invests
                                              significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present
                                              additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may
                                              fluctuate in value more than those of larger, more
                                              established companies and, as a group, may suffer more
                                              severe price declines during periods of generally declining stock prices.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
                           CONTINUED

                                          -   Interest Rate Risk: Interest rate risk is the chance that
                                              the value of the convertible securities the Fund holds will decline due to rising interest rates. When interest rates
                                              rise, the price of most fixed-income securities goes down.
                                              The price of such a security is also affected by its
                                              maturity. Fixed-income securities with longer maturities
                                              generally have greater sensitivity to changes in interest
                                              rates.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking growth of capital and are willing to accept the
                                              risks associated with investing on the basis of anticipated demographic, economic and lifestyle trends
                                          This Fund will not be appropriate for someone:
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.

                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON


                           USAZ AIM INTERNATIONAL GROWTH FUND


    INVESTMENT OBJECTIVE AND              The Fund's investment objective is to provide long-term growth
    PRINCIPAL INVESTMENT STRATEGIES       of capital. This objective may be changed by the Trustees of the
                                          Fund without shareholder approval.
                                          The Fund seeks to meet its objective by investing in a
                                          diversified portfolio of international equity securities whose issuers are considered by the Fund's Specialist Manager to have strong earnings momentum. The Fund invests in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign
                                          over-the-counter market. The Fund will normally invest in
                                          companies located in at least four countries outside of the
                                          United States, emphasizing investment in companies in the
                                          developed countries of Western Europe and the Pacific Basin.
                                          At the present time, the Fund's Specialist Manager intends to invest no more than 20% of the Fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The Fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities,
                                          including U.S. Government obligations, investment grade
                                          corporate bonds or taxable municipal securities, whether
                                          denominated in U.S. dollars or foreign currencies.
                                          The Specialist Manager focuses on companies that have
                                          experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Fund will invest, the Specialist Manager also
                                          considers such factors as the prospect for relative economic growth among countries or regions, economic or political
                                          conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Specialist
                                          Manager considers whether to sell a particular security when any of those factors materially changes.
                                          (See "More About the Funds - Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market conditions. Stock prices may decline over short or
                                              even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term,
                                              high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.
                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ AIM INTERNATIONAL GROWTH FUND

                           CONTINUED

                                          -   Foreign and Emerging Markets Risks: Because the Fund invests substantially in securities of foreign issuers, it may be
                                              subject to risks not usually associated with owning
                                              securities of U.S. issuers. These include risks related to different accounting, legal and disclosure standards,
                                              different trading markets and practices, and trading in
                                              different currencies. In addition, investments in emerging markets, which the Fund is permitted to make, present
                                              greater risk than investing in foreign issuers generally.
                                          For more information about Foreign and Emerging Markets Risks, see "More About the Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add an international stock investment to your
                                              portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with investing in foreign
                                              stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Seeking a stable share price
                                          -   Investing emergency reserves

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.

                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ OPPENHEIMER EMERGING GROWTH FUND


    INVESTMENT OBJECTIVE AND              The Fund's investment objective is capital appreciation. This
    PRINCIPAL INVESTMENT STRATEGIES       objective may be changed by the Trustees of the Fund without shareholder approval.
                                          The Fund invests mainly in common stock of U.S. companies that the Specialist Manager believes have above-average growth rates.
                                          These may be newer companies or established companies of any capitalization range that the Specialist Manager believes have favorable growth rates. Such companies are often in the early growth ("emerging growth") phase of their business cycle, which is a period typically marked by rapid growth. The Fund focuses on U.S. companies with small and micro cap market
                                          capitalizations. The Fund may buy foreign stocks as well,
                                          principally of issuers in developed market countries, but this is not a principal investment strategy.
                                          In selecting securities for the Fund, the Specialist Manager looks for companies with high growth potential using fundamental analysis of a company's financial statements, interviews with management and analysis of the company's operations and product development, as well as the industry of which the issuer is part. The Specialist Manager also evaluates research on
                                          particular industries, market trends and general economic
                                          conditions. In seeking broad diversification of the Fund's portfolio, the Specialist Manager currently searches primarily for stocks of companies having the following characteristics
                                          (although these factors may change over time and may vary in different cases):
                                          -   Companies in high-growth market sectors and that are leaders within their sectors,
                                          -   Companies with management that has a proven ability to
                                              handle rapid growth,
                                          -   Companies with innovative products or services, and
                                          -   Companies with rapidly accelerating earnings and what the
                                              Specialist Manager believes are sustainable growth rates.
                                          The Specialist Manager may decide to sell a security in its portfolio if the company no longer exhibits one or more of these characteristics (which may change from time to time), or if the
                                          Specialist Manager finds a better investment opportunity. The
                                          Fund is not required to sell a small market capitalization security it owns if the market capitalization of that security grows beyond what the Fund considers to be small.
                                          (See "More About the Funds -- Temporary Defensive Positions".)

    PRINCIPAL INVESTMENT RISKS            The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. The Fund faces the following general risks:
                                          -   Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock
                                              market conditions. Stock prices may decline over short or
                                              even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term,
                                              high-grade fixed income securities.
                                          -   Selection Risk: Selection risk is the chance that poor
                                              security selection will cause the Fund to underperform other funds with similar investment objectives.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        ICON

                           USAZ OPPENHEIMER EMERGING GROWTH FUND
                           CONTINUED

                                          -   Growth Stocks: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock markets. Growth stocks may be particularly
                                              susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments.
                                              Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions.
                                              To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more
                                              sensitive to market, political, regulatory and economic
                                              factors affecting those sectors.
                                          -   Capitalization Risk: Because the Fund invests significantly in small- and micro-cap companies, it has capitalization
                                              risk. These companies may present additional risk because
                                              they have less predictable earnings or no earnings, more
                                              volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines
                                              during periods of generally declining stock prices.
                                          -   Foreign Risk: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                          For more information about Foreign Risk, see "More About the
                                          Funds."

    WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                          -   Investing for long-term goals, such as retirement
                                          -   Seeking to add an aggressive growth component to your
                                              portfolio
                                          -   Seeking capital appreciation and are willing to accept the higher volatility associated with investing in small- and
                                              micro-cap growth stocks
                                          This Fund will not be appropriate for someone:
                                          -   Seeking safety of principal
                                          -   Investing for the short-term or investing emergency reserves
                                          -   Looking primarily for regular income

    PERFORMANCE INFORMATION               This Fund is a new Fund for which a full calendar year's
                                          performance information is not yet available.

                                          The NAV of the Fund will fluctuate with market conditions.

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
INFORMATION


                        [ICON]


                           USAZ MONEY MARKET FUND


                                          The Fund's investment objective is current income consistent
    INVESTMENT OBJECTIVE AND              with stability of principal, which may not be changed without
    PRINCIPAL INVESTMENT STRATEGIES       shareholder approval.
                                          The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments, including:
                                          -   U.S. Government securities;
                                          -   Certificates of deposits, time deposits, bankers'
                                              acceptances and other short-term instruments issued by U.S.
                                              or foreign banks;
                                          -   U.S. and foreign commercial paper and other short-term
                                              corporate debt obligations, including those with floating
                                              rate or variable rates of interest;
                                          -   Obligations issued or guaranteed by one or more foreign
                                              governments or their agencies, including supranational
                                              entities;
                                          -   Loan participation interests;
                                          -   Asset backed securities; and
                                          -   Repurchase agreements collateralized by the types of
                                              securities described above.
                                          The Fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the
                                          second-highest credit rating. The Fund is subject to certain federal rules which require it to:
                                          -   maintain an average dollar-weighted portfolio maturity of 90 days or less
                                          -   buy individual securities that have remaining maturities of
                                              13 months or less
                                          -   invest only in high-quality, dollar-denominated, short-term obligations.

    PRINCIPAL INVESTMENT RISKS            The Fund is not guaranteed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Fund.
                                          -   Interest Rate Risk: This is the risk that changes in
                                              interest rates will affect the value of the Fund's
                                              investments in income-producing or debt securities.
                                              Increases in interest rates may cause the value of the
                                              Fund's investments to decline.
                                          -   Credit Risk: Although credit risk is very low because the
                                              Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
                                          -   Income Risk: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.
                                          -   An investment in the Fund is not insured or guaranteed by
                                              the Federal Deposit Insurance Corporation or any other
                                              government agency.

    WHO MAY WANT TO INVEST?               Consider investing in the Money Market Fund if you:
                                          -   Are seeking preservation of capital
                                          -   Have a low risk tolerance
                                          -   Have a short term investing horizon or goal
                                          The Money Market Fund will not be appropriate for anyone:
                                          -   Seeking high total returns
                                          -   Pursuing a long-term goal or investing for retirement

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
  RISK/RETURN SUMMARY          PRINCIPAL INVESTMENT RISKS AND PERFORMANCE
                               INFORMATION


                        [ICON]


                           USAZ MONEY MARKET FUND
                           CONTINUED


   PERFORMANCE INFORMATION
   The bar chart on this page
   shows how the Fund has
   performed during its first
   full calendar year.

   Both the bar chart and the
   table assume reinvestment of
   dividends and distributions
   and reflect voluntary fee
   reductions. Without voluntary
   fee reductions, the Fund's
   performance would have been
   lower.
   You can obtain the Fund's
   current 7-day yield by calling
   1-800-542-5427.

   The Fund's performance does
   not reflect the cost of
   insurance and separate account
   charges which are imposed
   under your variable annuity or
   variable life insurance
   policy. Of course, past
   performance does not indicate
   how the Fund will perform in
   the future.

                                         PERFORMANCE BAR CHART AND TABLE

                                         CALENDAR YEAR TOTAL RETURN --

2001                                                                             3.27


                                                                         Best quarter:            1.22%       Q1    '01
                                                                         Worst quarter:            .38%       Q4    '01


                                       AVERAGE ANNUAL TOTAL RETURNS


                                                                   ONE YEAR ENDED       SINCE
                                                  INCEPTION       DECEMBER 31, 2001   INCEPTION
                                              -------------------------------------------------
 USAZ MONEY MARKET FUND                        February 1, 2000          3.27%          4.42%

- -----------------------------------------------------------------------------------------------

  MORE ABOUT THE FUNDS


                        [ICON]

   Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment among the Funds. The Funds have the flexibility to make portfolio investments and engage in other investment techniques that are different than the principal strategies discussed in this prospectus. More information on the Funds' investment strategies may be found in the Statement of Additional Information (see back cover).

   Unless otherwise indicated, any percentage limitation on a Fund's holdings which is set forth in the Risk/Return Summaries above is applied only when securities of the kind in question are purchased.

   In addition to the information about the Funds in the Risk/Return Summaries, investors should consider the following information about the Funds:
                           TEMPORARY DEFENSIVE POSITIONS


   In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments, including uninvested cash reserves, that are not part of its main investment strategy. Each of the Funds, except the Money Market Fund, may invest for temporary defensive purposes up to 100% of its total assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to Funds that invest in foreign securities, such investments may include those of foreign governments and companies). In addition, each Fund, other than the USAZ Money Market Fund, may hold equity securities which in the Adviser's or Specialist Manager's opinion are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund will not be pursuing its investment objective.

                           PORTFOLIO TURNOVER

   While the Funds do not normally engage in short-term trading, in some cases in response to market conditions, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may adversely affect the Fund's performance.

  MORE ABOUT THE FUNDS


                        [ICON]

                           PRINCIPAL RISKS TABLE

   The following table summarizes in convenient form the principal risks of the respective Funds. Brief descriptions of the principal risks that apply to a given Fund are set forth in the Fund's description in the "Risk/Return Summary." In addition, the sections following the table provide additional information concerning Foreign and Emerging Markets Risks and Derivatives Risks.

                                                             MARKET SELECTION GROWTH VALUE  CAPITALIZATION FOREIGN
                                                              RISK    RISK    STOCKS STOCKS      RISK       RISK


    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Aggressive Growth Fund                     X       X        X               X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Technology Fund                      X       X                        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Templeton Developed Markets Fund                      X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Large Cap Growth Fund                X       X        X                            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth Fund                                X       X        X               X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Renaissance Fund                                X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Value Fund                                      X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Emerging Growth Fund                       X       X        X                            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Comstock Fund                              X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Growth and Income Fund                          X       X        X      X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth and Income Fund                     X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Growth and Income Fund               X       X               X                     X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Basic Value Fund                                  X       X               X        X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Blue Chip Fund                                    X       X        X                            X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Dent Demographic Trends Fund                      X       X        X               X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM International Growth Fund                         X       X        X                            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Oppenheimer Emerging Growth Fund                      X       X        X               X            X
    --------------------------------------------------------------------------------------------------------------
    USAZ Money Market Fund
    --------------------------------------------------------------------------------------------------------------

                                                              EMERGING INTEREST CREDIT      YIELD       SECURITY
                                                               MARKET    RATE    RISK  CURVE/VOLATILITY QUALITY
                                                                RISK     RISK                RISK         RISK

    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Aggressive Growth Fund                       X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Technology Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Templeton Developed Markets Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Large Cap Growth Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth Fund                                  X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Renaissance Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Value Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Emerging Growth Fund                         X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Comstock Fund                                X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Growth and Income Fund                                     X       X                        X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth and Income Fund                       X        X       X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Growth and Income Fund                 X        X       X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Basic Value Fund                                             X       X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Blue Chip Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Dent Demographic Trends Fund                                 X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM International Growth Fund                           X
    --------------------------------------------------------------------------------------------------------------
    USAZ Oppenheimer Emerging Growth Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Money Market Fund                                                X       X
    --------------------------------------------------------------------------------------------------------------

                                                              PREPAYMENT DERIVATIVE  LEVERAGE INCOME INDUSTRY
                                                                 AND     INSTRUMENTS   RISK    RISK   SECTOR
                                                              EXTENSION     RISK                       RISK
                                                                 RISK
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Aggressive Growth Fund                                  X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Technology Fund                                   X                           X
    --------------------------------------------------------------------------------------------------------------
    USAZ Templeton Developed Markets Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Large Cap Growth Fund                             X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth Fund                                             X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Renaissance Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Value Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Emerging Growth Fund                                    X
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Comstock Fund                                           X
    --------------------------------------------------------------------------------------------------------------
    USAZ PIMCO Growth and Income Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Van Kampen Growth and Income Fund                                  X
    --------------------------------------------------------------------------------------------------------------
    USAZ Alliance Capital Growth and Income Fund                            X
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Basic Value Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Blue Chip Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM Dent Demographic Trends Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ AIM International Growth Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Oppenheimer Emerging Growth Fund
    --------------------------------------------------------------------------------------------------------------
    USAZ Money Market Fund                                                                      X
    --------------------------------------------------------------------------------------------------------------

  MORE ABOUT THE FUNDS


                        [ICON]

                           FOREIGN AND EMERGING MARKETS RISKS

   The Funds which can invest in securities of foreign issuers may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include:

     - the lack of, or less stringent, uniform accounting, auditing and financial reporting standards;

     - changes in currency exchange rates;

     - nationalization, confiscation, difficulties enforcing contracts or foreign withholding taxes;

     - political instability and diplomatic developments that could adversely affect a Fund's investments;

     - less government oversight of foreign stock exchanges, brokers and listed companies;

     - less liquidity due to lower trading volumes of foreign markets, which may increase price volatility;

     - foreign trading practices (including higher trading commissions, higher custodial charges and delayed settlements);

     - less publicly available information about foreign companies; and

     - negative effect on the value of a Fund's investments due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

   In addition, those Funds which can invest in foreign emerging markets are subject to greater risk than those affecting foreign issuers generally. Emerging market countries often have political, legal and economic systems that are less developed and less stable than those of more developed nations, making such investments less liquid and more volatile.

                           DERIVATIVE INSTRUMENTS RISKS

   As indicated in the "Risk/Return Summary" and in the table above, some of the Funds are permitted to invest in certain "derivative" instruments. The value of these instruments depends on (or is derived from) the value of an underlying instrument, index or asset. Options, futures and options on futures are examples of derivative instruments.

   These derivative instruments are subject to risks not associated with direct investments in the underlying instruments, indexes or assets upon which they are based. These risks include:

     - imperfect correlation between the values of the derivative instruments and the underlying instrument, index or asset;

     - risks of default of the other party to certain derivative transactions;

     - risks that derivative transactions may result in losses that partially or completely offset gains in portfolio positions; and

     - risks that derivative transactions may not be liquid.

  FUND MANAGEMENT

                 [ICON]

                        THE MANAGER AND THE ADVISER

                        THE MANAGER
   USAllianz Advisers, LLC serves as the Manager for USAZ Van Kampen Aggressive Growth Fund, USAZ Templeton Developed Markets Fund, USAZ Van Kampen Strategic Growth Fund, USAZ Alliance Capital Technology Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ Van Kampen Growth Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Value Fund, USAZ Van Kampen American Growth Fund, USAZ Van Kampen Comstock Fund, USAZ Van Kampen Growth and Income Fund, USAZ Alliance Capital Growth and Income Fund, USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Growth Fund and USAZ Oppenheimer Emerging Growth Fund. The Manager has signed portfolio management agreements with various Specialist Managers for portfolio management functions for certain Funds. The Manager compensates the Specialist Managers for its services as provided in the portfolio management agreement.

   The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota
   55416.


   THE SPECIALIST MANAGERS

    VAN KAMPEN FUNDS:                    COMSTOCK, GROWTH AND INCOME AND EMERGING GROWTH
    SPECIALIST MANAGER:                  Van Kampen Asset Management Inc. ("VKAM"), is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen").
                                         Van Kampen's assets under management or supervision as of
                                         December 31, 2001 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean
                                         Witter & Co. VKAM's address is 1 Parkview Plaza, P.O. Box
                                         5555, Oakbrook Terrace, Illinois 60181-5555.
    VAN KAMPEN FUNDS:                    AGGRESSIVE GROWTH AND GROWTH
    SPECIALIST MANAGER:                  Van Kampen Investment Advisory Corp. ("VKIAC"), is a wholly owned subsidiary of Van Kampen, described above. VKIAC's
                                         address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook
                                         Terrace, Illinois 60181-5555.
    ALLIANCE CAPITAL FUNDS:              LARGE CAP GROWTH, TECHNOLOGY AND GROWTH AND INCOME
    SPECIALIST MANAGER:                  Alliance Capital Management L.P. ("Alliance Capital"), is a
                                         leading global investment management firm supervising client accounts with assets as of December 31, 2001 of more than
                                         $455 billion. Alliance Capital's address is 1345 Avenue of the Americas, New York, New York 10105.
    PIMCO/ADAM FUNDS:                    RENAISSANCE, VALUE AND GROWTH AND INCOME
    SPECIALIST MANAGER:                  Allianz Dresdner Asset Management of America L.P. (formerly
                                         PIMCO Advisors L.P.) ("ADAM"), is located at 800 Newport
                                         Center Drive, Newport Beach, California 92660. As of
                                         December 31, 2001, ADAM and its subsidiaries had
                                         approximately $320 billion in assets under management. ADAM is affiliated with the Manager and the Adviser (see "The
                                         Adviser".)
    TEMPLETON FUND:                      DEVELOPED MARKETS
    SPECIALIST MANAGER:                  Templeton Investment Counsel, LLC, 500 E. Broward Blvd.,
                                         Suite 2100, Ft. Lauderdale, Florida 33394 ("TIC") is the
                                         Specialist Manager for the Developed Markets Fund. TIC is a
                                         wholly owned subsidiary of Franklin Resources, Inc., a
                                         publicly owned company engaged in the financial services
                                         industry through their subsidiaries. Assets under management by TIC as of December 31, 2001 are $18 billion.

  FUND MANAGEMENT


                 [ICON]


                        THE MANAGER AND THE ADVISER


                        CONTINUED

    AIM MANAGED FUNDS:                        BASIC VALUE, BLUE CHIP, DENT DEMOGRAPHIC TRENDS AND
                                              INTERNATIONAL GROWTH

    SPECIALIST MANAGER:                       A I M Capital Management, Inc. ("AIM"), is located at 11
                                              Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM
                                              has acted as an investment advisor since its organization in
                                              1986 and advises together with its affiliates or manages
                                              over 150 investment portfolios. Assets under management by
                                              AIM and its affiliate as of December 31, 2001 were $158
                                              billion. H.S. Dent Advisors serves as the Sub-Sub-Adviser to the USAZ Dent Demographic Trends Fund, and is located at
                                              6515 Gwin Road, Oakland California 94611.

    OPPENHEIMER FUND:                         EMERGING GROWTH

    SPECIALIST MANAGER:                       OppenheimerFunds, Inc., is located at 498 Seventh Ave, New
                                              York NY 10018. OppenheimerFunds has been an investment
                                              adviser since January 1960 and managed $120 billion in
                                              assets as of December 31, 2001, including more than 60
                                              mutual funds having more than 5 million shareholder
                                              accounts.

  FUND MANAGEMENT

                 [ICON]

                        THE MANAGER AND THE ADVISER
                        CONTINUED


   DUTIES OF THE MANAGER AND SPECIALIST MANAGERS


   Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the USAZ Funds, other than the Money Market Fund, and the selection of Specialty Managers and advises on the Funds' investment policies, and the Specialist Managers determine which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the Specialist Managers, and, together with the Adviser, generally oversees the services provided to USAllianz VIP Funds by its administrator, custodian and other service providers. Further information about the Specialist Managers is included in the Statement of Additional Information.


   The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the Specialist Manager.

   Each of these Funds and the Manager, under an application pending with the Securities and Exchange Commission ("SEC"), may enter into and materially amend agreements with Specialist Managers without obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. For any Fund that is relying on the order, the Manager may:
     - hire one or more Specialist Managers;
     - change Specialist Managers; and
     - reallocate management fees between itself and Specialist Managers.

   The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Specialist Managers and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
     - its shareholders; or

     - the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated specialist manager without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.




                        THE ADVISER


   Allianz of America, Inc. (the "Adviser" or "AZOA"), located at 55 Greens Farms Road, Westport, Connecticut 00881-5160, is the adviser for the Money Market Fund. Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the investment programs of the Money Market Fund. The Adviser, a registered investment adviser, was established in 1976 and as of December 31, 2001 managed approximately $23.4 billion in fixed income, equity, private equity and real estate investments.



   Each of the Adviser and the Manager as well as PIMCO is a subsidiary of Allianz AG Holding ("Allianz AG"), one of the world's largest insurance and financial services companies. Allianz AG is headquartered in Munich, Germany and has operations in 70 countries. As of December 31, 2001, Allianz AG had assets under management of more than $1.06 billion. In North America, Allianz AG subsidiaries are engaged in the life insurance, property casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

  FUND MANAGEMENT

                 [ICON]



                        THE MANAGER AND THE ADVISER
                        CONTINUED

                        FEES
   For these advisory services, each Fund paid the Manager or Adviser a fee during 2001 at the annual rate shown below, after voluntary fee waivers:


                                                                    PERCENTAGE OF AVERAGE
                                                                         NET ASSETS
                                                                      AS OF 12/31/2001
                                                                    ---------------------
      USAZ Van Kampen Aggressive Growth Fund                                  N/A*
      USAZ Alliance Capital Technology Fund                                   N/A*
      USAZ Templeton Developed Markets Fund                                   N/A*
      USAZ Alliance Capital Large Cap Growth Fund                             N/A*
      USAZ Van Kampen Growth Fund                                             N/A*
      USAZ PIMCO Renaissance Fund                                             N/A*
      USAZ PIMCO Value Fund                                                   N/A*
      USAZ Van Kampen Emerging Growth Fund                                    N/A*
      USAZ Van Kampen Comstock Fund                                           N/A*
      USAZ PIMCO Growth and Income Fund                                       N/A*
      USAZ Van Kampen Growth and Income Fund                                  N/A*
      USAZ Alliance Capital Growth and Income Fund                            N/A*
      USAZ AIM Basic Value Fund                                               N/A***
      USAZ AIM Blue Chip Fund                                                 N/A***
      USAZ AIM International Growth Fund                                      N/A***
      USAZ Oppenheimer Emerging Growth Fund                                   N/A***
      USAZ AIM Dent Demographic Trends Fund                                   N/A***
      USAZ Money Market Fund                                                  .04**



   * The Fund has not operated for a full fiscal year. The Manager voluntarily waived a portion of its advisory fees in 2001. Contractual fees (without waivers) payable on an annual basis as a percentage of the Fund's average net assets to the Manager, which include amounts payable to the Specialist Manager are 0.85% for the USAZ Van Kampen Emerging Growth Fund; 0.75% for the USAZ PIMCO Renaissance Fund; 0.75% for the USAZ PIMCO Value Fund; 0.75% for the USAZ PIMCO Growth and Income Fund; and as follows:


                                                                         AVERAGE NET ASSETS IN MILLIONS (M)
                                                             ----------------------------------------------------------
                                                                                         $100M      $250M     $500M AND
FUND                                                                      UP TO $100M   TO $250M   TO $500M     MORE
- ----                                                                      -----------   --------   --------   ---------
         USAZ Van Kampen Growth Fund                                          0.85%       0.80%     0.775%       0.75%
         USAZ Van Kampen Growth and Income Fund                              0.775%       0.75%     0.725%      0.675%
         USAZ Van Kampen Comstock Fund                                       0.775%       0.75%     0.725%      0.675%
         USAZ Van Kampen Aggressive Growth Fund                               0.90%       0.85%     0.825%       0.80%

                                                                             $10M         $20M       $40M     $60M AND
                                                             UP TO $10M     TO $20M     TO $40M    TO $60M      MORE
                                                             ----------   -----------   --------   --------   ---------
         USAZ Alliance Capital Large Cap Growth Fund            1.00%        0.875%       0.75%      0.75%       0.75%
         USAZ Alliance Capital Growth and Income Fund           1.00%        0.875%       0.75%     0.625%       0.50%
         USAZ Alliance Capital Technology Fund                  1.00%        0.875%       0.75%      0.75%       0.75%

                                                                                          $50M      $200M     $500M AND
                                                                          UP TO $50M    TO $200M   TO $500M     MORE
                                                                          -----------   --------   --------   ---------
         USAZ Templeton Developed Markets Fund                               0.875%      0.715%     0.625%       0.60%

  FUND MANAGEMENT

                 [ICON]



                        THE MANAGER AND THE ADVISER
                        CONTINUED

                        FEES

    ** The Adviser voluntarily waived a portion of its advisory fees paid in 2001; contractual fees (without waivers) are .35% for the USAZ Money Market Fund.


   *** The Fund had not commenced operations by 12/31/01. The Manager may voluntarily waive all or a portion of its advisory fee and/or reimburse expenses incurred by the Funds. Such waivers and/or reimbursements may be discontinued at any time. Contractual fees (without waivers) payable on an annual basis as a percentage of the Fund's net assets to the Manager, which include amounts payable to the Specialist Manager, are 0.75% for the USAZ AIM Basic Value Fund, 0.80% for the USAZ AIM Blue Chip Fund, 0.85% for the USAZ AIM Dent Demographic Trends Fund, 0.90% for the USAZ AIM International Equity Fund, and 0.85% for the USAZ Oppenheimer Emerging Growth Fund.

  FUND MANAGEMENT

                 [ICON]

                        PORTFOLIO MANAGERS OF THE ADVISER


   The Adviser has several portfolio managers committed to the day-to-day management of the Money Market Fund. Each portfolio manager uses a team approach to the investment management of the Money Market Fund, and relies on analysis, research and other information furnished by the team's experienced investment professionals.



   Gary Brown leads the team responsible for the fixed income investments of the USAZ Money Market Fund. He is Senior Managing Director, Fixed Income of the Adviser and has twenty-six years of investment experience. Mr. Brown is currently responsible for directing the management of the Adviser's fixed income investments. He has been with the Adviser since 1991, after serving as Managing Director at CIGNA Investments from 1986 to 1991, with responsibility for CIGNA's public taxable and tax-exempt bond portfolios, as well as four fixed income mutual funds and institutional client portfolios. His investment experience has covered all fixed income securities, including governments, corporates, mortgages, high yield, convertibles and various derivative products. Mr. Brown was a Vice President with CIGNA from 1982 to 1986, managing public and private fixed income investments for the insurance company portfolios, responsible for asset and liability management and CIGNA's convertible securities portfolio. Prior to joining CIGNA, he managed public bond and private placement investments for INA Capital Advisors, Inc from 1979 to 1982, and was an investment analyst with The Penn Mutual Life Insurance Company from 1975 to 1979. Mr. Brown received a B.S. and an M.B.A. from Drexel University.



   The Statement of Additional Information (SAI) has more detailed information about the Adviser and other service providers.

                        PORTFOLIO MANAGERS OF THE SPECIALIST MANAGERS


   USAZ Van Kampen Aggressive Growth Fund and USAZ Van Kampen Emerging Growth
   Fund: Each fund is managed by a team of portfolio managers for which Senior Portfolio Manager Gary M. Lewis has overall responsibility. Mr. Lewis and Dudley Brickhouse are the co-lead managers of USAZ Van Kampen Aggressive Growth Fund.


   Mr. Lewis has been a Managing Director of VKIAC and VKAM since December 2000. Mr. Lewis became a senior Vice President of the VKIAC and VKAM in September 1995.

   Mr. Brickhouse has been a Principal of VKIAC and VKAM since December 2000, and became a Senior Portfolio Manager in April 2000. Mr. Brickhouse became a Portfolio Manager and Vice President of VKIAC and VKAM in December 1998. Mr. Brickhouse became an Associate Portfolio Manager in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank, where he had worked since 1985.


   Senior Portfolio Managers Janet Luby and David W. Walker and Portfolio Manager Matthew Hart are responsible as co-managers for the day-to-day management of the investment portfolios of USAZ Van Kampen Aggressive Growth Fund and USAZ Van Kampen Emerging Growth Fund. Mr. Brickhouse is also responsible as a co-manager for the day-to-day management of the investment portfolio of the USAZ Van Kampen Emerging Growth Fund.



   Ms. Luby has been a Principal of VKIAC and VKAM since December 2000, and became a Senior Portfolio Manager in April 2000. Ms. Luby became a Portfolio Manager and Vice President of VKIAC and VKAM in December 1998. Ms. Luby became an Assistant Vice President of VKIAC and VKAM in December 1997 and an Associate Portfolio Manager of VKAM in July 1995. Ms. Luby also has been the portfolio manager for various investment trusts managed by Van Kampen or its affiliates since August 1999.



   Mr. Walker has been a Principal of VKIAC and VKAM since December 2000 and became a Senior Portfolio Manager in April 2000. Mr. Walker became a Portfolio Manager and Vice President of VKIAC and VKAM in December 1998. Prior to April 1996, Mr. Walker was a Quantitative Analyst for VKAM. Mr. Walker became an Assistant Vice President of VKIAC and VKAM in June 1995. Mr. Walker has worked for VKAM since October 1990 and also has been the portfolio manager for various investment trusts managed by Van Kampen or its affiliates since September 1997.

  FUND MANAGEMENT

                 [ICON]

                        PORTFOLIO MANAGERS OF THE SPECIALIST MANAGERS
                        CONTINUED


   Mr. Hart has been a Portfolio Manager since January 1998, and a Vice President of VKIAC and VKAM since December 1998. Mr. Hart has been affiliated with the Fund since its inception. Mr. Hart became an Associate Portfolio Manager of VKIAC and VKAM in August 1997. Prior to August 1997, Mr. Hart held various positions within the portfolio areas of AIM Capital Management, Inc., where he had worked since June 1992. Mr. Hart's last position in the AIM portfolio area was as a convertible bonds analyst.


   USAZ Van Kampen Growth Fund: Jeff D. New, Senior Portfolio Manager leads the portfolio management team of the USAZ Van Kampen Growth Fund. Mr. New has been a Managing Director of VKIAC and VKAM since December 2000 and became a Senior Vice President and Senior Portfolio Manager of VKIAC and VKAM in December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of VKIAC and VKAM. Prior to December 1994, he was an Associate Portfolio Manager of VKAM. Mr. New joined VKIAC in 1995 and VKAM in 1990.

   Senior Portfolio Managers Michael Davis and Mary Jayne Maly are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

   Mr. Davis has been a Senior Portfolio Manager of VKIAC and VKAM since April 2000 and a Vice President and Portfolio Manager of VKIAC and VKAM since March 1998. Prior to March 1998, Mr. Davis was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983.

   Ms. Maly has been a Senior Portfolio Manager since April 2000, and a Vice President and Portfolio Manager of VKIAC and VKAM since July 1998. From July 1997 to June 1998, Ms. Maly was a Vice President at Morgan Stanley Asset Management Inc. where she assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen American Capital Real Estate Securities Fund. Prior to November 1997, Ms. Maly was a Vice President and Portfolio Manager of VKIAC and VKAM. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company.

   USAZ Van Kampen Comstock Fund: B. Robert Baker, Senior Portfolio Manager, leads the portfolio management team of the USAZ Van Kampen Comstock Fund. Mr. Baker has been a Managing Director since December 2000, and became Senior Vice President of VKIAC and VKIAC in December 1998. He became a Vice President and Portfolio Manager of VKIAC and VKIAC in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKIAC. Mr. Baker has been employed by Van Kampen since November 1991.

   Portfolio Managers Jason S. Leder and Kevin C. Holt are co-managers responsible for the day-to-day management of the USAZ Van Kampen Comstock Fund investment portfolio.

   Mr. Leder has been a Vice President of VKIAC and VKAM since February 1999 and became an Assistant Vice President of VKIAC and VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM.

   Mr. Holt has been a Vice President of VKAM since August 1999. Prior to joining VKAM in August 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager and Analyst with Citibank Global Asset Management.


   USAZ Van Kampen Growth and Income Fund: James A. Gilligan, Senior Portfolio Manager, and Portfolio Managers Scott Carroll and James O. Roeder manage the USAZ Van Kampen Growth and Income Fund.



   Mr. Gilligan has been a Managing Director since December 2000, and a Senior Vice President and Portfolio Manager of VKIAC since September 1995 and of VKAM since June 1995. Prior to that time, Mr. Gilligan was a Vice President and Portfolio Manager of VKAM.



   Mr. Carroll has been a Vice President of VKIAC and VKAM since February 1999. He has been employed by VKIAC and VKAM since December 1996. Prior to December 1996, Mr. Carroll was an Equity Analyst for three years with Lincoln Capital Management Company.

  FUND MANAGEMENT

                 [ICON]

                        PORTFOLIO MANAGERS OF THE SPECIALIST MANAGERS
                        CONTINUED

   Mr. Roeder has been a Vice President of VKAM and VKIAC since May 1999. Prior to that time, Mr. Roeder was an analyst for three years with Midwest Research. For the two years prior to that, he was an analyst with Duff & Phelps Equity Research.

   USAZ Alliance Capital Growth & Income Fund: Gregory R. Sawers is the Portfolio Manager of the USAZ Alliance Capital Growth & Income Fund. He is a Senior Portfolio Manager for the Alliance Bernstein Relative Value Team and also serves on the Small-Cap Value Equity, Large Cap Value Equity and Advanced Valued Investment Policy Groups at Alliance Capital Management L.P.'s Bernstein Investment Research and Management unit ("Bernstein Unit"). Mr. Sawers previously served as Director of U.S. Value Equity Research at the Bernstein Unit since October 2000 and, prior to that at Sanford C. Bernstein & Co., Inc. ("Bernstein") since 1995.


   USAZ Alliance Capital Technology Fund: Gerald T. Malone is manager of the USAZ Alliance Capital Technology Fund. Mr. Malone is Senior Vice President and Portfolio Manager of Alliance Capital. Mr. Malone has been associated with Alliance Capital since 1992. He is co-manager of several Alliance technology mutual and hedge funds: the Alliance Technology Fund, ACM International Technology Fund, the ACM Strategic Investments-Technology Portfolio, the ACM Technology Hedge Fund and the ACM Technology Partners, L.P. Mr. Malone, a Chartered Financial Analyst, is a member of the New York Society of Security Analysts and the Computer Industry Analysts Group of New York.


   USAZ Alliance Capital Large Cap Growth Fund: Syed J. Hasnain is the Portfolio Manager of the USAZ Alliance Capital Large Cap Growth Fund. He is Senior Vice President and U.S. Large Cap Portfolio Manager and member of the Global/International Large Cap Growth Equity Team of Alliance Capital. Mr. Hasnain joined Alliance Capital after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co.

   USAZ PIMCO Renaissance Fund and USAZ PIMCO Value Fund: John K. Schneider is the Portfolio Manager of the USAZ PIMCO Renaissance Fund and the USAZ PIMCO Value Fund. Mr. Schneider is Managing Director of PIMCO Equity Advisors. Prior to joining PIMCO Advisors, he was a partner and Portfolio Manager of Schneider Capital Management from 1996 to 1999, where he managed equity accounts for various institutional clients. Prior to that he was a member of the Equity Policy Committee and Director of Research at Newbold's Asset Management from 1991 to 1996.


   USAZ PIMCO Growth and Income Fund: Kenneth W. Corba and Peter C. Thoms are the Portfolio Managers of the USAZ PIMCO Growth and Income Fund. Mr. Corba is the Managing Director and Chief Investment Officer of PIMCO Equity Advisors and a Member of the Management Board of PIMCO Advisors. Prior to joining PIMCO Advisors, he was with Eagle Asset Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio Manager. He was with Stein Roe and Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital Management Group, Senior Vice President and Portfolio Manager. Mr. Thoms is a Co-Portfolio Manager and research analyst for PIMCO Equity Advisors. He was an Investment Analyst at Federated Investors from July 1998 to May 1999. Previously, he received his M.B.A. at the University of Virginia's Darden School of Business.



   USAZ Templeton Developed Markets Fund: Cindy L. Sweeting, CFA, is the Portfolio Manager of the USAZ Templeton Developed Markets Fund. She is an Executive Vice President of Templeton Investment Counsel, LLC. (TIC), having joined Franklin Templeton Investments in 1997. Prior to that, Ms. Sweeting was the vice president of investments with McDermott International Investments Co., Inc. She has over 18 years of experience in the investment industry.



   USAZ AIM Basic Value Fund: Matthew W. Seinsheimer, Portfolio Manager, Michael J. Simon, Portfolio Manager, and Bret W. Stanley, Senior Portfolio Manager, lead the management team responsible for the day-to-day management of the USAZ AIM Basic Value Fund. Mr. Seinsheimer has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company. Mr. Stanley has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management. Mr. Seinsheimer, Mr. Simon, and Mr. Stanley also lead the team which manages AIM Basic Value Fund.

  FUND MANAGEMENT

                 [ICON]

                        PORTFOLIO MANAGERS OF THE SPECIALIST MANAGERS
                        CONTINUED

   USAZ AIM Blue Chip Fund: The members of the management team who are primarily responsible for the day-to-day management of the USAZ AIM Blue Chip Fund are Monika H. Degan, Senior Portfolio Manager, who has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1995, and Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1986. Ms. Degan and Mr. Schoolar also lead the team which manages AIM Blue Chip Fund.


   USAZ AIM Dent Demographic Trends Fund: Edgar M. Larsen, Senior Portfolio Manager, and Lanny H. Sachnowitz, Senior Portfolio Manager are the members of the management team who are primarily responsible for the day-to-day management of the USAZ AIM Dent Demographic Trends Fund. Mr. Larsen has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1996. Mr. Sachnowitz has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1987. Mr. Larsen and Mr. Sachnowitz also manage AIM Dent Demographic Trends Fund.



   USAZ AIM International Growth Fund: A. Dale Griffin, III, Senior Portfolio Manager, Jason T. Holzer, Portfolio Manager, Clas G. Olsson, Senior Portfolio Manager, and Barrett K. Sides, Portfolio Manager, are the team members who are primarily responsible for the day-to-day management of the USAZ AIM International Growth Fund. Mr. Griffin has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1989. Mr. Holzer has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1996. Clas Olsson has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1994. Mr. Sides has been responsible for the Fund since its inception and has been associated with AIM or its affiliates since 1990. These four individuals also manage AIM International Growth Fund.


   USAZ Oppenheimer Emerging Growth Fund: Laura Granger, Portfolio Manager, has been the person primarily responsible for the day-to-day management of the USAZ Oppenheimer Emerging Growth Fund since its inception. She has been a Vice President of OppenheimerFunds since October 2000. Previously, she was a portfolio manager at Fortis Advisors from July 1998 through October 2000, prior to which she was a portfolio manager at General Motors Investment Management from July 1993 through July 1998. Ms. Granger also manages Oppenheimer Emerging Growth Fund.

   The Statement of Additional Information (SAI) has more detailed information about the Advisor and other service providers.

                        THE ADMINISTRATOR AND DISTRIBUTOR

   BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent and fund accountant. Administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

   BISYS Fund Services Limited Partnership serves as the distributor of the Funds' shares (the "Distributor"). The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  SHAREHOLDER INFORMATION

                         [ICON]

                            PRICING OF FUND SHARES
   ----------------------------
   HOW NET ASSET VALUE IS
   CALCULATED
   NAV is calculated by adding
   the total value of a Fund's
   investments and other
   assets, subtracting its
   liabilities and then
   dividing that figure by the
   number of outstanding shares
   of the Fund:



              NAV =
    Total Assets - Liabilities
       --------------------
         Number of Shares
           Outstanding

   ----------------------------
Per share NAV for each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "NYSE"), normally at 4:00 p.m. Eastern time, on days the NYSE is open.
The securities (other than short-term debt securities) of the Funds, except the Money Market Fund, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees.
After the pricing of a security has been established, if an event occurs which would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees. The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

   MONEY MARKET FUND

   The Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined each day at 1:00 p.m. Eastern time, on days the NYSE is open. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

                            PURCHASE AND REDEMPTION OF SHARES

   Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific USAllianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.

   The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

   Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

   The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium

  SHAREHOLDER INFORMATION

                         [ICON]

                            PURCHASE AND REDEMPTION OF SHARES
                            CONTINUED

   might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.



                            DISTRIBUTION (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Each Fund pays a 12b-1 fee of up to 0.25% of its average daily net assets.



                            DIVIDENDS, DISTRIBUTIONS AND TAXES


   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends on the USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Growth Fund, and the USAZ Oppenheimer Emerging Growth Fund are usually paid annually. Income dividends on the USAZ Van Kampen Aggressive Growth Fund, USAZ Van Kampen Growth Fund, USAZ Van Kampen Emerging Growth Fund, USAZ Templeton Developed Markets Fund, USAZ Alliance Capital Technology Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Value Fund and USAZ Van Kampen Comstock Fund are usually paid semi-annually. Income dividends on the USAZ Van Kampen Growth and Income Fund, USAZ PIMCO Growth and Income Fund and USAZ Alliance Capital Growth and Income Fund are usually paid quarterly. Income dividends on the USAZ Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.


   All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

   Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

   Persons investing in variable annuity contracts or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

  FINANCIAL HIGHLIGHTS

                   [ICON]


   The financial highlights table is intended to help you understand the financial performance of the USAZ Van Kampen Aggressive Growth Fund, USAZ Van Kampen Growth Fund, USAZ Van Kampen Emerging Growth Fund, USAZ Van Kampen Comstock Fund, USAZ Van Kampen Growth and Income Fund, USAZ Money Market Fund, USAZ Templeton Developed Markets Fund, USAZ Alliance Capital Technology Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ PIMCO Value Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Growth and Income Fund, and USAZ Alliance Capital Growth and Income Fund for the past two and a half years, or if shorter the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent return that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The information covering a fiscal year period for an applicable Fund has been audited by KPMG LLP, whose report, along with such Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. No information is presented for the USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Growth Fund, and USAZ Oppenheimer Emerging Growth Fund, because these Funds operations had not yet commenced during the periods presented.



                                                              USAZ
                                                           VAN KAMPEN                 USAZ
                                                           AGGRESSIVE              VAN KAMPEN
                                                           GROWTH FUND             GROWTH FUND
                                                      ---------------------   ---------------------
                                                          PERIOD ENDED            PERIOD ENDED
                                                      DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)
                                                      ---------------------   ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00                  $10.00
    -----------------------------------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income/(loss)                            (0.02)                  (0.03)
      Net realized and unrealized loss on
        investments                                           (1.88)                  (0.36)
    -----------------------------------------------------------------------------------------------
        Total from Investment Activities                      (1.90)                  (0.39)
    -----------------------------------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                                      --                      --
    -----------------------------------------------------------------------
        Total Dividends                                          --                      --
    -----------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                           $ 8.10                  $ 9.61
    -----------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
    Total Return                                             (19.00%)*                (3.90%)*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                          $2,999                  $5,461
    Net investment loss net of
      waivers/ reimbursements                                 (0.72%)**               (0.68%)**
    Expenses before waivers/ reimbursements                    7.59%**                 4.46%**
    Expenses net of waivers/reimbursements                     1.25%**                 1.20%**
    Portfolio turnover                                       188.58%                 103.16%


    (a) From commencement of operations on May 1, 2001 to December 31, 2001.

     * Total return for periods less than one year is not annualized.

    ** Annualized.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                                              USAZ                                            USAZ
                                                           VAN KAMPEN                 USAZ                 VAN KAMPEN
                                                            EMERGING               VAN KAMPEN              GROWTH AND
                                                             GROWTH                 COMSTOCK                 INCOME
                                                              FUND                    FUND                    FUND
                                                      ---------------------   ---------------------   ---------------------
                                                          PERIOD ENDED            PERIOD ENDED            PERIOD ENDED
                                                      DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)
                                                      ---------------------   ---------------------   ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00                  $ 10.00                 $ 10.00
    -----------------------------------------------------------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income                                   (0.01)                    0.03                    0.06
      Net realized and unrealized gain (loss) on
        investments and foreign currency                      (0.77)*                  (0.59)*                 (0.30)*
    -----------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                      (0.78)                   (0.56)                  (0.24)
    -----------------------------------------------------------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                                    0.00                    (0.03)                  (0.06)
      Net realized gains                                       0.00                    (0.02)                   0.00
    -----------------------------------------------------------------------------------------------------------------------
        Total Dividends                                        0.00                    (0.05)                  (0.06)
    -----------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                           $ 9.22                  $  9.39                 $  9.70
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    Total Return                                              (7.80%)*                 (5.63%)*                (2.41%)*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                          $6,209                  $17,029                 $16,401
    Net investment income net of
      waivers/ reimbursements                                 (0.21%)**                 1.01%**                 1.00%**
    Expenses before waivers/ reimbursements                    3.81%**                  3.01%**                 2.71%**
    Expenses net of waivers/reimbursements                     1.10%**                  1.20%**                 1.10%**
    Portfolio turnover                                       160.81%                   32.23%                  56.31%


    (a) From commencement of operations on May 1, 2001 to December 31, 2001.


     * Total return for periods less than one year is not annualized.



    ** Annualized.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                                             USAZ MONEY MARKET FUND
                                                      -------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,        PERIOD ENDED
                                                          2001        DECEMBER 31, 2000(a)
                                                      -------------   ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000             $ 1.000
    ---------------------------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income                                0.032               0.051
    ---------------------------------------------------------------------------------------
        Total from Investment Activities                   0.032               0.051
    ---------------------------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                               (0.032)             (0.051)
    ---------------------------------------------------------------------------------------
        Total Dividends to Shareholders                   (0.032)             (0.051)
    ---------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                      $  1,000             $ 1.000
    ---------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------
    Total Return                                            3.27%               5.21%*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                     $104,481             $22,258
    Net investment income net of
      waivers/ reimbursements                               2.53%               5.62%**
    Expenses before waivers/ reimbursements                 1.21%               1.51%**
    Expenses net of waivers/reimbursements                  0.90%               0.90%**


    (a) From commencement of operations on February 1, 2000 to December 31,
        2000.

     * Total return for periods less than one year is not annualized.

    ** Annualized.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                                                                      USAZ                    USAZ
                                                              USAZ                  ALLIANCE                ALLIANCE
                                                        ALLIANCE CAPITAL             CAPITAL              CAPITAL LARGE
                                                        GROWTH AND INCOME          TECHNOLOGY              CAP GROWTH
                                                              FUND                    FUND                    FUND
                                                      ---------------------   ---------------------   ---------------------
                                                          PERIOD ENDED            PERIOD ENDED            PERIOD ENDED
                                                      DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)
                                                      ---------------------   ---------------------   ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00                  $10.00                  $10.00
    -----------------------------------------------------------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income                                    0.02                   (0.02)                     --
      Net realized and unrealized gain (loss) on
        investments and foreign currency                       0.45                    0.79                    0.55
    -----------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                       0.47                    0.77                    0.55
    -----------------------------------------------------------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                                   (0.02)                     --                      --
    -----------------------------------------------------------------------------------------------------------------------
        Total Dividends                                       (0.02)                     --                      --
    -----------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                           $10.45                  $10.77                  $10.55
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    Total Return                                               4.67%*                  7.70%*                  5.50%*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                          $8,602                  $8,718                  $7,977
    Net investment income net of
      waivers/ reimbursements                                  1.06%**                (1.02%)**               (0.12%)**
    Expenses before waivers/ reimbursements                    3.28%**                 3.19%**                 3.36%**
    Expenses net of waivers/reimbursements                     1.09%**                 1.24%**                 1.09%**
    Portfolio turnover                                         8.63%                  10.69%                   4.88%



    (a) From commencement of operations on November 5, 2001 to December 31,
        2001.



     * Total return for periods less than one year is not annualized.



    ** Annualized.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                                                                                              USAZ
                                                              USAZ                    USAZ                    PIMCO
                                                              PIMCO                   PIMCO                GROWTH AND
                                                              VALUE                RENAISSANCE               INCOME
                                                              FUND                    FUND                    FUND
                                                      ---------------------   ---------------------   ---------------------
                                                          PERIOD ENDED            PERIOD ENDED            PERIOD ENDED
                                                      DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)    DECEMBER 31, 2001(a)
                                                      ---------------------   ---------------------   ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00                  $10.00                  $10.00
    -----------------------------------------------------------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income                                    0.00                    0.00                    0.02
      Net realized and unrealized gain (loss) on
        investments and foreign currency                       0.96                    1.02                    0.14
    -----------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                       0.96                    1.02                    0.16
    -----------------------------------------------------------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                                      --***                   --***                (0.02)
    -----------------------------------------------------------------------------------------------------------------------
        Total Dividends to Shareholders                          --                      --                   (0.02)
    -----------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                           $10.96                  $11.02                  $10.14
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    Total Return                                               9.63%*                 10.20%*                  1.63%*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                          $6,461                  $9,197                  $5,165
    Net investment income net of
      waivers/ reimbursements                                  0.11%**                (0.07%)**                1.54%**
    Expenses before waivers/ reimbursements                    3.43%**                 2.96%**                 3.70%**
    Expenses net of waivers/reimbursements                     1.09%**                 1.07%**                 1.09%**
    Portfolio turnover                                        15.83%                   8.84%                   6.46%



    (a) From commencement of operations on November 5, 2001 to December 31,
        2001.



    * Total return for periods less than one year is not annualized.



    ** Annualized.



   ***Dividends from net investment income were less than one cent per share.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                                              USAZ
                                                            TEMPLETON
                                                            DEVELOPED
                                                             MARKETS
                                                              FUND
                                                      ---------------------
                                                          PERIOD ENDED
                                                      DECEMBER 31, 2001(a)
                                                      ---------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
    -----------------------------------------------------------------------
    Income from Investment Activities:
      Net investment income                                   (0.01)
      Net realized and unrealized gain (loss) on
        investments and foreign currency                       0.26
    -----------------------------------------------------------------------
        Total from Investment Activities                       0.25
    -----------------------------------------------------------------------
    Dividends to shareholders:
      Net investment income                                      --
    -----------------------------------------------------------------------
        Total Dividends                                          --
    -----------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                           $10.25
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Total Return                                               2.50%*

    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000)                          $5,324
    Net investment income net of
      waivers/ reimbursements                                 (0.52%)**
    Expenses before waivers/ reimbursements                    3.56%**
    Expenses net of waivers/reimbursements                     1.25%**
    Portfolio turnover                                         0.00%



    (a) From commencement of operations on November 5, 2001 to December 31,
        2001.



     * Total return for periods less than one year is not annualized.



    ** Annualized.

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the USAllianz VIP Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                        USALLIANZ VIP FUNDS
                        3435 STELZER ROAD
                        COLUMBUS, OHIO 43219
                        TELEPHONE: 1-877-833-7113
                        E-MAIL:
                        invest.serv@usallianzvipfunds.com
                        INTERNET:
                        http://www.usallianzvipfunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
450 5th Street, N.W.
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

Investment Company Act file no. 811-9491.